AXOS FINANCIAL, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	At June 30,
(Dollars in thousands, except par and stated value)	2023	2022
ASSETS
Cash and cash equivalents	$2,233,027	$1,202,587
Cash segregated for regulatory purposes	149,059	372,112
Total cash, cash equivalents, cash segregated	2,382,086	1,574,699
Securities:
Trading	758	1,758
Available-for-sale	232,350	262,518
Stock of regulatory agencies	21,510	20,368
Loans held for sale, carried at fair value	23,203	4,973
Loans held for sale, lower of cost or fair value	776	10,938
Loans—net of allowance for credit losses of $166,680 as of June 2023 and $148,617 as of June 2022	16,456,728	14,091,061
Mortgage servicing rights, carried at fair value	25,443	25,213
Securities borrowed	134,339	338,980
Customer, broker-dealer and clearing receivables	374,074	417,417
Goodwill and other intangible assets—net	152,149	156,405
Other assets	545,053	496,835
TOTAL ASSETS	$20,348,469	$17,401,165

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$2,898,150	$5,033,970
Interest bearing	14,224,958	8,912,452
Total deposits	17,123,108	13,946,422
Advances from the Federal Home Loan Bank	90,000	117,500
Borrowings, subordinated notes and debentures	361,779	445,244
Securities loaned	159,832	474,400
Customer, broker-dealer and clearing payables	445,477	511,654
Accounts payable and other liabilities	251,114	262,972
Total liabilities	18,431,310	15,758,192
STOCKHOLDERS’ EQUITY:
Common stock—$0.01 par value; 150,000,000 shares authorized, 69,465,446 shares issued and 58,943,035 shares outstanding as of June 30, 2023; 68,859,722 shares issued and 59,777,949 shares outstanding as of June 30, 2022	695	689
Additional paid-in capital	479,878	453,784
Accumulated other comprehensive income (loss)—net of tax	(6,610)	(2,933)
Retained earnings	1,735,609	1,428,444
Treasury stock, at cost; 10,522,411 shares as of June 30, 2023 and 9,081,773 shares as of June 30, 2022	(292,413)	(237,011)
Total stockholders’ equity	1,917,159	1,642,973
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$20,348,469	$17,401,165

AXOS FINANCIAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Quarters Ended June 30,
(Dollars in thousands, except earnings per share)	2023	2022
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$305,011	$174,110
Securities borrowed and customer receivables	4,815	4,462
Investments and other	36,604	5,589
Total interest and dividend income	346,430	184,161
INTEREST EXPENSE:
Deposits	137,189	11,179
Advances from the Federal Home Loan Bank	523	1,663
Securities loaned	356	503
Other borrowings	4,608	5,406
Total interest expense	142,676	18,751
Net interest income	203,754	165,410
Provision for credit losses	7,000	6,000
Net interest income, after provision for credit losses	196,754	159,410
NON-INTEREST INCOME:
Broker-dealer fee income	13,768	4,912
Advisory fee income	7,503	8,152
Banking and service fees	7,838	6,308
Mortgage banking income	1,988	3,498
Prepayment penalty fee income	1,608	4,230
Total non-interest income	32,705	27,100
NON-INTEREST EXPENSE:
Salaries and related costs	54,509	43,541
Data processing	16,095	13,594
Depreciation and amortization	5,665	6,022
Advertising and promotional	8,095	3,449
Professional services	5,979	7,649
Occupancy and equipment	4,037	3,480
FDIC and regulatory fees	4,371	3,967
Broker-dealer clearing charges	3,509	3,940
General and administrative expense	10,196	19,151
Total non-interest expense	112,456	104,793
INCOME BEFORE INCOME TAXES	117,003	81,717
INCOME TAXES	29,647	23,821
NET INCOME	$87,356	$57,896
COMPREHENSIVE INCOME	$86,319	$56,896
Basic earnings per share	$1.48	$0.97
Diluted earnings per share	$1.46	$0.96

AXOS FINANCIAL, INC.
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Year Ended June 30,
(Dollars in thousands, except earnings per share)	2023	2022	2021
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$1,048,874	$626,628	$584,410
Securities borrowed and customer receivables	18,657	20,512	20,466
Investments and other	89,607	12,588	12,987
Total interest and dividend income	1,157,138	659,728	617,863
INTEREST EXPENSE:
Deposits	339,481	33,620	60,529
Advances from the Federal Home Loan Bank	12,644	4,625	4,672
Securities loaned	3,673	1,124	1,496
Other borrowings	18,219	13,201	12,424
Total interest expense	374,017	52,570	79,121
Net interest income	783,121	607,158	538,742
Provision for credit losses	24,750	18,500	23,750
Net interest income, after provision for credit losses	758,371	588,658	514,992
NON-INTEREST INCOME:
Broker-dealer fee income	46,503	22,880	26,317
Advisory fee income	28,324	29,230	—
Banking and service fees	32,938	28,752	29,137
Mortgage banking income	7,101	19,198	42,641
Prepayment penalty fee income	5,622	13,303	7,166
Total non-interest income	120,488	113,363	105,261
NON-INTEREST EXPENSE:
Salaries and related costs	204,271	167,390	152,576
Data processing	60,557	50,159	40,719
Depreciation and amortization	23,387	24,596	24,124
Advertising and promotional	37,150	13,580	14,212
Professional services	29,268	22,482	22,241
Occupancy and equipment	15,647	13,745	13,402
FDIC and regulatory fees	15,534	11,823	10,603
Broker-dealer clearing charges	13,433	15,184	11,152
General and administrative expense	47,868	43,103	25,481
Total non-interest expense	447,115	362,062	314,510
INCOME BEFORE INCOME TAXES	431,744	339,959	305,743
INCOME TAXES	124,579	99,243	90,036
NET INCOME	$307,165	$240,716	$215,707
COMPREHENSIVE INCOME	$303,488	$235,276	$219,151
Basic earnings per share	$5.15	$4.04	$3.64
Diluted earnings per share	$5.07	$3.97	$3.56

AXOS FINANCIAL, INC.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Year Ended June 30,
(Dollars in thousands)	2023	2022	2021
NET INCOME	$307,165	$240,716	$215,707
Net unrealized gain (loss) from available-for-sale securities, net of tax expense (benefit) of $(1,575), $(2,416), and $1,495 for the years ended June 30, 2023, 2022 and 2021, respectively.	(3,677)	(5,440)	3,444
Other comprehensive income (loss)	$(3,677)	$(5,440)	$3,444
COMPREHENSIVE INCOME	$303,488	$235,276	$219,151

AXOS FINANCIAL, INC.
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
(Unaudited)

	Preferred Stock		Common Stock				Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss), Net of Income Tax	Retained Earnings	Treasury Stock	Total
			Number of Shares
(Dollars in thousands)	Shares	Amount	Issued	Treasury	Outstanding	Amount
Balance as of June 30, 2020	515	$5,063	67,323,053	(7,710,418)	59,612,635	$673	$411,873	$(937)	$1,009,299	$(195,125)	$1,230,846
Cumulative effect of change in accounting principle net of tax, adoption of ASU No. 2016-13	—	—	—	—	—	—	—	—	(37,088)	—	(37,088)
Net income	—	—	—	—	—	—	—	—	215,707	—	215,707
Other comprehensive income (loss)	—	—	—	—	—	—	—	3,444	—	—	3,444
Cash dividends on preferred stock	—	—	—	—	—	—	—	—	(103)	—	(103)
Preferred stock - Series A redemption	(515)	(5,063)	—	—	—	—	—	—	(87)	—	(5,150)
Purchase of treasury stock	—	—	—	(753,597)	(753,597)	—	—	—	—	(16,757)	(16,757)
Stock-based compensation activity	—	—	746,268	(287,362)	458,906	8	20,677	—	—	(10,648)	10,037
Balance as of June 30, 2021	—	$—	68,069,321	(8,751,377)	59,317,944	$681	$432,550	$2,507	$1,187,728	$(222,530)	$1,400,936
Net income	—	—	—	—	—	—	—	—	240,716	—	240,716
Other comprehensive income (loss)	—	—	—	—	—	—	—	(5,440)	—	—	(5,440)
Stock-based compensation activity	—	—	790,401	(330,396)	460,005	8	21,234	—	—	(14,481)	6,761
Stock option exercises and tax benefits	—	—	—	—	—	—	—	—	—	—	—
Balance as of June 30, 2022	—	$—	68,859,722	(9,081,773)	59,777,949	$689	$453,784	$(2,933)	$1,428,444	$(237,011)	$1,642,973
Net income	—	—	—	—	—	—	—		307,165	—	307,165
Other comprehensive income (loss)	—	—	—	—	—	—	—	(3,677)	—	—	(3,677)
Purchase of treasury stock	—	—	—	(1,321,161)	(1,321,161)	—	—	—	—	(49,258)	(49,258)
Stock-based compensation activity	—	—	605,724	(119,477)	486,247	6	26,094	—	—	(6,144)	19,956
Balance as of June 30, 2023	—	$—	69,465,446	(10,522,411)	58,943,035	$695	$479,878	$(6,610)	$1,735,609	$(292,413)	$1,917,159

AXOS FINANCIAL, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
	Year Ended June 30,
(Dollars in thousands)	2023	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$307,165	$240,716	$215,707
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	23,387	24,596	24,124
Other accretion and amortization	(1,616)	3,933	4,752
Stock-based compensation expense	26,100	21,242	20,685
Trading activity	1,000	225	(1,878)
Provision for credit losses	24,750	18,500	23,750
Deferred income taxes	(19,586)	(9,400)	(8,828)
Origination of loans held for sale	(254,288)	(656,487)	(1,608,700)
Unrealized and realized gains on loans held for sale	(7,999)	(16,237)	(41,172)
Proceeds from sale of loans held for sale	242,772	689,530	1,671,515
Amortization and change in fair value of mortgage servicing rights	634	(2,228)	6,319
Net change in assets and liabilities which provide (use) cash:
Securities borrowed	204,641	280,108	(396,720)
Customer, broker-dealer and clearing receivables	43,342	(43,925)	(149,549)
Other Assets	(13,724)	(107,314)	(7,460)
Securities loaned	(314,568)	(254,588)	473,043
Customer, broker-dealer and clearing payables	(66,177)	(23,771)	187,811
Accounts payable and other liabilities	(7,874)	45,382	(817)
Net cash provided by operating activities	$187,959	$210,282	$412,582
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale investment securities	(32,669)	(143,733)	(122,338)
Proceeds from sale and repayment of available-for-sale investment securities	57,989	131,868	74,667
Purchase of stock of regulatory agencies	(108,724)	(54,350)	(305)
Proceeds from redemption of stock of regulatory agencies	108,724	54,350	920
Origination of loans held for investment	(8,346,443)	(10,325,104)	(5,761,303)
Proceeds from sale of loans originally classified as held for investment	14,185	106,324	80,049
Mortgage warehouse loan activity, net	30,773	333,562	(139,806)
Proceeds from sale of other real estate owned and repossessed assets	4,167	8,654	1,586
Proceeds from BOLI claim settlement	2,778	—	—
Acquisition of business activity, net of cash acquired	(5,531)	(54,597)	—
Purchase of loans and leases, net of discounts and premiums	(1,564)	(33,085)	(3,619)
Principal repayments on loans	5,916,179	7,220,931	5,013,817
Purchases of furniture, equipment, software and intangibles	(30,215)	(21,504)	(10,437)
Net cash used in investing activities	$(2,390,351)	$(2,776,684)	$(866,769)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits	3,176,686	3,130,625	(520,897)
Repayments of the Federal Home Loan Bank term advances	(27,500)	(50,000)	(70,000)
Net (repayment) proceeds of Federal Home Loan Bank other advances	—	(186,000)	181,000
Net (repayment) proceeds of other borrowings	(84,300)	75,300	14,700
Redemption of subordinated notes	—	—	(51,000)
Repayment of Paycheck Protection Program Liquidity Facility advances	—	—	(151,952)
Tax payments related to settlement of restricted stock units	(6,144)	(14,481)	(10,648)
Purchase of treasury stock	(48,963)	—	(16,757)
Redemption of Preferred Stock, Series A	—	—	(5,150)
Cash dividends paid on preferred stock	—	—	(103)
Payment of debt issuance costs	—	(2,120)	(2,748)
Proceeds from issuance of subordinated notes	—	150,000	175,000
Net cash provided by (used in) financing activities	$3,009,779	$3,103,324	$(458,555)
NET CHANGE IN CASH AND CASH EQUIVALENTS	$807,387	$536,922	$(912,742)
CASH AND CASH EQUIVALENTS—Beginning of year	$1,574,699	$1,037,777	$1,950,519
CASH AND CASH EQUIVALENTS—End of year	$2,382,086	$1,574,699	$1,037,777
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on interest-bearing liabilities	$368,311	$50,269	$77,995
Income taxes paid	131,365	99,701	92,506
Transfers to other real estate and repossessed vehicles from loans held for investment	12,664	2,134	1,903
Transfers from loans held for investment to loans held for sale	14,185	105,884	71,136
Transfers from loans held for sale to loans and leases held for investment	690	3,098	29,616
Operating lease liabilities from obtaining right of use assets	3,400	6,876	—
Impact of adoption of ASC 326 on retained earnings	—	—	37,088
Securities transferred from available-for-sale portfolio to other assets	—	—	70,751

LOANS & ALLOWANCE FOR CREDIT LOSSES
The following table sets forth the composition of the loan portfolio as of the dates indicated:

(Unaudited) (Dollars in thousands)	June 30, 2023	June 30, 2022
Single Family - Mortgage & Warehouse	$4,173,833	$3,988,462
Multifamily and Commercial Mortgage	3,082,225	2,877,680
Commercial Real Estate	6,199,818	4,781,044
Commercial & Industrial - Non-RE	2,639,650	2,028,128
Auto & Consumer	546,264	567,228
Other	10,236	11,134
Total gross loans	16,652,026	14,253,676
Allowance for credit losses - loans	(166,680)	(148,617)
Unaccreted premiums (discounts) and loan fees	(28,618)	(13,998)
Total net loans	$16,456,728	$14,091,061

SECURITIES
The amortized cost, carrying amount and fair value for the trading and available-for-sale securities at June 30, 2023 and June 30, 2022 were:

	June 30, 2023
	Trading	Available-for-sale
(Unaudited) (Dollars in thousands)	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Mortgage-backed securities (MBS):
U.S agencies[1]	$—	$27,024	$—	$(3,077)	$23,947
Non-agency[2]	—	210,271	711	(5,977)	205,005
Total mortgage-backed securities		237,295	711	(9,054)	228,952
Non-MBS:
Municipal	758	3,656	—	(258)	3,398
Asset-backed securities and structured notes	—	—	—	—	—
Total Non-MBS	758	3,656	—	(258)	3,398
Total debt securities	$758	$240,951	$711	$(9,312)	$232,350

	June 30, 2022
	Trading	Available-for-sale
(Unaudited) (Dollars in thousands)	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Mortgage-backed securities (MBS):
U.S agencies[1]	$—	$27,722	$9	$(2,406)	$25,325
Non-agency[2]	—	187,616	1,832	(2,634)	186,814
Total mortgage-backed securities	—	215,338	1,841	(5,040)	212,139
Non-MBS:
Municipal	1,758	3,529	—	(281)	3,248
Asset-backed securities and structured notes	—	47,000	131	—	47,131
Total Non-MBS	1,758	50,529	131	(281)	50,379
Total debt securities	$1,758	$265,867	$1,972	$(5,321)	$262,518
1 Includes securities guaranteed by Ginnie Mae, a U.S. government agency, and the government sponsored enterprises Fannie Mae and Freddie Mac.
2 Private sponsors of securities collateralized primarily by first-lien mortgage loans on commercial properties or by pools of 1-4 family residential first mortgages. Primarily super senior securities secured by Alt-A or pay-option ARM mortgages.

DEPOSITS
The following table sets forth the composition of deposits by type and weighted average interest rate as of the dates indicated:

(Unaudited)	June 30, 2023		June 30, 2022
(Dollars in thousands)	Amount	Rate[1]	Amount	Rate[1]
Non-interest bearing	$2,898,150	—%	$5,033,970	—%
Interest bearing:
Demand	3,334,615	2.43%	3,611,889	0.61%
Savings	9,575,781	4.20%	4,245,555	0.95%
Total interest-bearing demand and savings	12,910,396	3.74%	7,857,444	0.79%
Time deposits:
$250 and under	932,436	3.72%	651,392	1.22%
Greater than $250	382,126	4.36%	403,616	1.41%
Total time deposits	1,314,562	3.91%	1,055,008	1.25%
Total interest bearing[2]	14,224,958	3.76%	8,912,452	0.85%
Total deposits	$17,123,108	3.12%	$13,946,422	0.54%
1. Based on weighted-average stated interest rates at end of period.
2. The total interest-bearing includes brokered deposits of $2,028.5 million and $1,032.7 million as of June 30, 2023 and June 30, 2022, respectively, of which $691 million and $250 million, respectively, are time deposits classified as $250,000 and under.

The number of deposit accounts at the end of each of the last two fiscal years is set forth below:

	At June 30,
	2023	2022
Non-interest-bearing	45,640	42,372
Interest-bearing checking and savings accounts	427,299	344,593
Time deposits	6,340	8,734
Total number of deposit accounts	479,279	395,699

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Three Months Ended
	June 30,
	2023			2022
(Unaudited) (Dollars in thousands)	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid[2]	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid[2]
Assets:
Loans[3,4]	$16,242,438	$305,011	7.51%	$13,704,420	$174,110	5.08%
Interest-earning deposits in other financial institutions	2,601,097	32,492	5.00%	1,239,655	2,597	0.84%
Mortgage-backed and other investment securities[4]	254,133	3,815	6.00%	247,655	2,648	4.28%
Securities borrowed and margin lending	355,687	4,815	5.41%	592,234	4,462	3.01%
Stock of the regulatory agencies	17,250	297	6.89%	24,852	344	5.54%
Total interest-earning assets	19,470,605	346,430	7.12%	15,808,816	184,161	4.66%
Non-interest-earning assets	715,554			776,659
Total assets	$20,186,159			$16,585,475
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$12,507,836	$123,146	3.94%	$7,007,335	$8,379	0.48%
Time deposits	1,418,347	14,043	3.96%	1,012,705	2,800	1.11%
Securities loaned	184,608	356	0.77%	408,416	503	0.49%
Advances from the FHLB	90,000	523	2.32%	543,247	1,663	1.22%
Borrowings, subordinated notes and debentures	357,645	4,608	5.15%	448,548	5,406	4.82%
Total interest-bearing liabilities	14,558,436	142,676	3.92%	9,420,251	18,751	0.80%
Non-interest-bearing demand deposits	3,117,796			4,695,748
Other non-interest-bearing liabilities	631,415			829,995
Stockholders’ equity	1,878,512			1,639,481
Total liabilities and stockholders’ equity	$20,186,159			$16,585,475
Net interest income		$203,754			$165,410
Interest rate spread[6]			3.20%			3.86%
Net interest margin[7]			4.19%			4.19%
1 Average balances are obtained from daily data.
2 Annualized.
3 Loans include loans held for sale, loan premiums and unearned fees.
4 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees.
5 Margin lending is the significant component of the asset titled customer, broker-dealer and clearing receivables on the unaudited condensed consolidated balance sheets.
6 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
7 Net interest margin represents net interest income as a percentage of average interest-earning assets.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following tables set forth, for the periods indicated, information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Fiscal Years Ended June 30,
	2023			2022			2021
(Unaudited) (Dollars in thousands)	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid
Assets:
Loans[2,3]	$15,571,290	$1,048,874	6.74%	$12,576,873	$626,628	4.98%	$11,332,020	$584,410	5.16%
Interest-earning deposits in other financial institutions	1,761,902	73,467	4.17%	1,233,983	4,501	0.36%	1,600,811	2,185	0.14%
Mortgage-backed and other investment securities[3]	259,473	14,669	5.65%	176,951	6,952	3.93%	192,420	9,560	4.97%
Securities borrowed and margin lending[4]	388,386	18,657	4.80%	687,363	20,512	2.98%	613,735	20,466	3.33%
Stock of the regulatory agencies	20,936	1,471	7.03%	21,844	1,135	5.20%	20,588	1,242	6.03%
Total interest-earning assets	18,001,987	1,157,138	6.43%	14,697,014	659,728	4.49%	13,759,574	617,863	4.49%
Non-interest-earning assets	735,783			658,494			394,085
Total assets	$18,737,770			$15,355,508			$14,153,659
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$10,211,737	$305,655	2.99%	$6,773,321	$20,053	0.30%	$7,204,698	$29,031	0.40%
Time deposits	1,225,537	33,826	2.76%	1,226,774	13,567	1.11%	1,825,795	31,498	1.73%
Securities loaned	303,932	3,673	1.21%	469,051	1,124	0.24%	412,385	1,496	0.36%
Advances from the FHLB	423,612	12,644	2.98%	349,796	4,625	1.32%	211,077	4,672	2.21%
Borrowings, subordinated notes and debentures	362,733	18,219	5.02%	302,454	13,201	4.36%	340,699	12,424	3.65%
Total interest-bearing liabilities	12,527,551	374,017	2.99%	9,121,396	52,570	0.58%	9,994,654	79,121	0.79%
Non-interest-bearing demand deposits	3,730,524			3,927,195			2,182,009
Other non-interest-bearing liabilities	695,617			764,542			671,581
Stockholders’ equity	1,784,078			1,542,375			1,305,415
Total liabilities and stockholders’ equity	$18,737,770			$15,355,508			$14,153,659
Net interest income		$783,121			$607,158			$538,742
Interest rate spread[5]			3.44%			3.91%			3.70%
Net interest margin[6]			4.35%			4.13%			3.92%
1 Average balances are obtained from daily data.
2 Loans include loans held for sale, loan premiums and unearned fees.
3 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. y.
4 Margin lending is the significant component of the asset titled customer, broker-dealer and clearing receivables on the unaudited condensed consolidated balance sheets.
5 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
6 Net interest margin represents net interest income as a percentage of average interest-earning assets.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
BANKING BUSINESS
The following table presents our Banking Business segment’s information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin for the three months ended June 30, 2023 and 2022:

	For the Three Months Ended
	June 30,
	2023			2022
(Dollars in thousands)	Average Balance[1]	Interest Income/ Expense	Average Yields Earned/Rates Paid[2]	Average Balance[1]	Interest Income/ Expense	Average Yields Earned/Rates Paid[2]
Assets:
Loans[3,4]	$16,220,701	$304,676	7.51%	$13,672,947	$173,334	5.07%
Interest-earning deposits in other financial institutions	2,438,379	30,693	5.03%	929,695	1,993	0.86%
Mortgage-backed and other investment securities[4]	260,538	3,850	5.91%	265,080	2,745	4.14%
Stock of the regulatory agencies	17,250	295	6.84%	21,734	344	6.33%
Total interest-earning assets	18,936,868	339,514	7.17%	14,889,456	178,416	4.79%
Non-interest-earning assets	371,710			298,721
Total assets	$19,308,578			$15,188,177
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$12,570,893	$123,178	3.92%	$7,148,061	$8,449	0.47%
Time deposits	1,418,347	14,043	3.96%	1,012,705	2,800	1.11%
Advances from the FHLB	90,000	523	2.32%	543,247	1,663	1.22%
Borrowings, subordinated notes and debentures	34	—	—%	33	—	—%
Total interest-bearing liabilities	14,079,274	137,744	3.91%	8,704,046	12,912	0.59%
Non-interest-bearing demand deposits	3,177,475			4,770,915
Other non-interest-bearing liabilities	192,007			139,753
Stockholders’ equity	1,859,822			1,573,463
Total liabilities and stockholders’ equity	$19,308,578			$15,188,177
Net interest income		$201,770			$165,504
Interest rate spread[5]			3.26%			4.20%
Net interest margin[6]			4.26%			4.45%
1. Average balances are obtained from daily data.
2. Annualized.
3. Loans include loans held for sale, loan premiums and unearned fees.
4. Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees.
5 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
6 Net interest margin represents net interest income as a percentage of average interest-earning assets.

SECURITIES BUSINESS
The following table provides selected information for Axos Clearing LLC as of each period indicated:

(Dollars in thousands)	June 30, 2023	June 30, 2022
FDIC insured deposit program balances at banks	$1,627,053	$3,452,358
Cash reserves for the benefit of customers	$149,059	$372,112
Securities lending:
Interest-earning assets – stock borrowed	$134,339	$338,980
Interest-bearing liabilities – stock loaned	$159,832	$474,400